UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report:  April 5, 1999
               ----------------
Date of earliest event reported:  March 25, 1999
                                -----------------

                             CAVALRY BANCORP, INC.
                       --------------------------------
            (exact name of registrant as specified in its charter)

      Tennessee                    0-23605                   62-1721072
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  (State or other                (Commission              (I.R.S. Employer
   jurisdiction                  File Number)             Identification No.)
  of incorporation)


  114 West College Street, Murfreesboro, Tennessee            37130
  ------------------------------------------------      -----------------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including are code       (615) 893-1234
                                                   -----------------------

                            Not Applicable
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       (Former name or former address, if changed since last report)

Item 5.  Other Events

Cavalry Bancorp, Inc. announced on March 25, 1999 that it has received approval from the Office of Thrift Supervision (OTS) to implement a program to repurchase up to 358,066 shares or approximately 5 percent of its 7.2 million shares outstanding.

The press release concerning the announcement of this event is incorporated herein by reference and is included as Exhibit 99(a) to this Form 8-K.

Item 7. Exhibits
        99. Exhibits
             (a) Press Release of the Company Dated March 25, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              CAVALRY BANCORP, INC.


Date: March 25, 1999                    By:    /s/Ed C. Loughry, Jr.
                                               -----------------------------
                                               Ed C. Loughry, Jr.
                                               President and Chief Executive
                                               Officer


Date: March 25, 1999                    By:    /s/Hillard C. Gardner
                                               --------------------------
                                               Hillard C. Gardner
                                               Senior Vice President and
                                               Chief Financial Officer

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
EXHIBIT 99(a)       Press Release
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**FOR IMMEDIATE RELEASE**

Contact:

William S. Jones
Senior Vice President
And Chief Administrative Officer

CAVALRY BANCORP, INC. ANNOUNCES
STOCK REPURCHASE PROGRAM

Murfreesboro, TN - March 25, 1999 -Cavalry Bancorp Inc. (NASDAQ -CAVB) today announced that it plans to implement a program to repurchase up to 358,066 shares or approximately 5 percent of its 7.2 million shares outstanding. At December 31, 1998, Cavalry Bancorp, Inc. had assets of $364.9 million and stockholder's equity of $95.2 million.

Pursuant to the stock repurchase program shares will be purchased by Cavalry Bancorp Inc. from time to time, depending upon market conditions, in open market transactions until such time as 358,066 have been repurchased.

Ed C. Loughry Jr., President and Chief Executive Officer of Cavalry Bancorp Inc. commented, "While Cavalry Bancorp Inc. continues to effectively utilize its capital base to support the expansion of its community oriented banking franchise, we believe repurchasing shares is one of the least risky ways a bank can deploy excess capital while improving earnings ratios."

Cavalry Bancorp, Inc. is the holding company for Cavalry Banking which conducts its business primarily in Rutherford, Bedford and Williamson Counties in Central Tennessee.

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